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                                                                 Exhibit 10.6(a)

                                    SCHEDULE
                                       TO
                              SEVERANCE AGREEMENT


Horace Mann Educators Corporation entered into severance agreements on the date shown with the following persons. These agreements are identical to the one included herein as Exhibit 10.6 to HMEC's Annual Report on Form 10-K for the year ended December 31, 2000.

                  George Zock            -   December 27, 1991
                  H. Albert Inkel        -   December 27, 1991
                  Ann Caparros           -   March 07, 1994
                  Peter H. Heckman       -   April 10, 2000

Horace Mann Educators Corporation entered into severance agreements on the date shown with the following persons. These agreements are substantially identical to the one included herein as Exhibit 10.6 to HMEC's Annual Report on Form 10-K for the year ended December 31, 2000 except that they provide (1) a one-time cash payment equal to 2 times the highest annual compensation received by the employee in the five preceding years (as compared to 2.9 times) and (2) the specified period during which such employee's insurance benefits would continue is 2 years (as compared to 2.9 years):

                  A. Thomas Arisman      -   December 27, 1991
                  Ron Byers              -   March 16, 2000
                  Valerie Chrisman       -   December 27, 1991
                  J. Michael Henderson   -   September 02, 1997
                  William Hinkle         -   July 19, 1999
                  Robert Lee             -   July 19, 1999
                  Thomas Manion          -   July 6, 2000
                  Kathleen McNulty       -   November 6, 2000
                  Michael Orr            -   July 19, 1999
                  Robert Rich            -   February 19, 2001
                  Peter Titone           -   January 08, 2001
                  Michael Vignola        -   March 16, 1998

Horace Mann Educators Corporation entered into a severance agreement with Louis
G. Lower II as set forth in the Lower Employment Agreement contained in Exhibit
10.11 to HMEC's  Annual Report on Form 10-K for the year ended December 31,
2000.